UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported in a Current Report on Form 8-K filed on April 6, 2017, CNL Lifestyle Properties, Inc. (the “Company”) consummated the sale of its remaining real estate properties to EPR Properties, a Maryland real estate investment trust (“EPR”), and Ski Resort Holdings LLC, a Delaware limited liability company owned by funds affiliated with Och-Ziff Real Estate (the “Sale”). The Sale closed on April 6, 2017, and the Company received aggregate consideration of approximately $153.2 million in cash (net of prorations and other adjustments) and 8,851,264 common shares of beneficial interest of EPR (the “Share Consideration”).

On April 11, 2017, the Company’s board of directors (the “Board”) authorized an interim distribution to the stockholders of record of the Company as of March 31, 2017 of the Share Consideration, based on a ratio of 2.7219 shares of EPR common stock for each 100 shares of Company common stock, and cash in the amount of $0.10 per share of Company common stock (the “Interim Distribution”). The Board anticipates that the Interim Distribution will occur on or around April 20, 2017.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma consolidated balance sheet of the Company at December 31, 2016 illustrates the estimated effects of the Sale described in Item 8.01 above as if the Sale had occurred on such date and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 (the “Pro Forma Period”), which include certain pro forma adjustments illustrating the effects of the Sale as if it had occurred prior to the first day of the Pro Forma Period.

The unaudited pro forma consolidated financial information below is presented for informational purposes only, does not purport to be indicative of the Company’s financial results as if the Sale had occurred on the date indicated or been in effect during the Pro Forma Period, and should be read in conjunction with the Company’s financial statements as filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2016.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2016

(in thousands except per share data)

	Historical December 31, 2016	Pro Forma Adjustments		Pro Forma December 31, 2016
ASSETS
Real estate investment properties, net (including $55,941 related to consolidated variable interest entities)	$678,041	$(678,041	)(a)	$—
Cash	56,816	176,464	(a)
		(147,077	)(b)	86,203
Investment in securities	—	647,400	(a)	647,400
Deferred rent and lease incentives	32,931	(32,931	)(a)	—
Restricted cash	23,701	(15,440	)(a)	8,261
Other assets	15,363	(5,053	)(a)
		(286	)(b)	10,024
Accounts and other receivables, net	19,690	—		19,690
Intangibles, net	15,880	(15,880	)(a)	—

Total Assets	$842,422	$(70,844)		$771,578

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgages and other notes payable (including $18,628 related to non-recourse debt of consolidated variable interest entities)	$146,251	$(146,587	)(b)
		336	(b)	$—
Other liabilities	24,352	(7,712	)(a)
		(416	)(b)	16,224
Accounts payable and accrued expenses	12,591	(1,728	)(a)
		(360	)(b)	10,503
Income tax liabilities	8,424	—		8,424
Due to affiliates	475	—		475

Total Liabilities	192,093	(156,467)		35,626

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—	—		—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—	—		—
Common stock, $.01 par value per share
One billion shares authorized; 349,084 shares issued and 325,183 shares outstanding	3,252	—		3,252
Capital in excess of par value	2,863,833	—		2,863,833
Accumulated deficit	(298,288)	78,711	(a)
		(416	)(b)
		(336	)(b)	(220,329)
Accumulated distributions	(1,910,445)	—		(1,910,445)
Accumulated other comprehensive loss	(8,023)	7,248	(a)
		416	(b)	(359)

Total Stockholders’ Equity	650,329	85,623		735,952

Total Liabilities and Stockholders’ Equity	$842,422	$(70,844)		$771,578

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(in thousands except per share data)

	Historical December 31, 2016	Pro Forma Adjustments (a)		Pro Forma December 31, 2016
Revenues:
Rental income from operating leases	$139,365	$(130,009)		$9,356
Property operating revenues	101,750	(101,750)		—

Total revenues	241,115	(231,759)		9,356

Expenses:
Property operating expenses	80,881	(82,708)		(1,827)
Asset management fees to advisor	11,914	(11,016	)(b)	898
General and administrative	15,098	(817)		14,281
Ground lease and permit fees	11,316	(11,316)		—
Other operating expenses	12,078	(7,490)		4,588
Bad debt expense	1,854	(1,854)		—
Impairment provision	8,142	(8,142)		—
Depreciation and amortization	66,792	(66,792)		—

Total expenses	208,075	(190,135)		17,940

Operating income	33,040	(41,624)		(8,584)

Other income (expense):
Interest and other income	1,569	(831)		738
Interest expense and loan cost amortization	(11,141)	10,560	(c)	(581)
Loss on extinguishment of debt	(25)	25		—
Equity in earnings of unconsolidated entities	1,290	—		1,290
Gain on purchase of controlling interest in unconsolidated entity	30,025	—		30,025

Total other expense	21,718	9,754		31,472

Income tax benefit	1,354	—		1,354

Income from continuing operations	$56,112	$(31,870)		$24,242

Loss per share of common stock (basic and diluted) from continuing operations	$0.17			$0.07

Weighted average number of shares of common stock outstanding (basic and diluted)	325,183			325,183

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet of the Company is presented as if the disposition of 16 ski and mountain lifestyle properties and 20 attractions properties described in Note 2. “Pro Forma Transaction” had occurred as of December 31, 2016. The accompanying unaudited pro forma consolidated statement of operations of the Company is presented for the year ended December 31, 2016 (the “Pro Form Period”), and includes certain pro forma adjustments to illustrate the estimated effect of the Company’s dispositions, described in Note 2. “Pro Forma Transaction”, as if they had occurred as of the first day of the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the Pro Forma Period.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this unaudited pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On November 2, 2016, the Company entered into a definitive agreement (the “Sale Agreement”) with EPR Properties (“EPR”) and Ski Resort Holdings LLC, unaffiliated third parties, for the sale of the Company’s entire portfolio of ski and mountain lifestyle and attractions assets comprised of 36 properties (the “Sale”). The gross sales consideration set forth in the Sale Agreement was approximately $830.0 million (consisted of cash and common shares of beneficial interest in EPR), subject to certain adjustments and transaction costs.

On April 6, 2017, the Company completed the sale of the 36 properties.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

The adjustments to the unaudited pro forma consolidated balance sheet represent adjustments needed to the Company’s historical balance sheet as if the disposition of the Sale occurred as of December 31, 2016.

(a)	These adjustments reflect the net sales consideration received from the Sale and elimination of the related account balances as if the Sale had been consummated as of December 31, 2016. Accumulated deficit has been reduced to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the Sale, including the assumption of capital lease obligations, insurance liabilities, security deposits, and other miscellaneous liabilities as follows:

Sales price	$830,000
Sales price adjustments	(842)
Closing and transaction costs	(5,294)

Net sales proceeds(1)	823,864
Assets less liabilities assumed	(737,905)
Reclassification of cumulative foreign currency translation adjustments	(7,248)

Gain on sale	$78,711

FOOTNOTE:

(1)	Net sales proceeds of $176.5 million were received in cash. The remaining net sales proceeds of $647.4 million were received in common shares of beneficial interest in EPR.

(b)	These adjustments reflect the use of a portion of the net sales proceeds received from the Sale to (i) pay down existing indebtedness and interest, (ii) to terminate a related cash flow hedge, and (iii) to eliminate unamortized loan costs related to the existing indebtedness.

Mortgages and other notes payable, excluding unamortized loan costs	$146,587
Prepaid interest	(286)
Accrued interest payable	360
Termination of cash flow hedge	416

Cash used to pay indebtedness	$147,077

These adjustments reflect the impact from the repayment of indebtedness.

Reclassification of cumulative loss on termination of cash flow hedge	$(416)
Write off of unamortized loan costs	(336)

Accumulated deficit	$(752)

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Unaudited Pro Forma Consolidated Statement of Operations

The adjustments to the unaudited pro forma consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the 36 properties as if it had occurred on the first day of the Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the 36 properties from the historical amounts for the year ended December 31, 2016 to give effect to the completed sale of these 36 properties as if the sales occurred on the first day of the Pro Forma Period presented. All of the 36 properties were classified as continuing operations in the historical operating results because the proposed dispositions of these 36 properties required stockholder approval which was obtained on March 24, 2017. Therefore, these properties did not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.075% monthly on the invested asset value of the 36 properties for the year ended December 31, 2016. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of these assets.

(c)	Amount represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the 36 properties to retire indebtedness that was collateralized by eight of the 36 properties as if the sale occurred on the first day of the Pro Forma Period presented.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2017		CNL LIFESTYLE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer and Treasurer